ADVANCED SERIES TRUST

AST Small-Cap Growth Opportunities Portfolio

Supplement dated July 28, 2016 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the Summary Prospectus (the Summary Prospectus) for the AST Small-Cap Growth Opportunities Portfolio (the Portfolio), a series of the Advanced Series Trust (AST or the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Summary Prospectus.

The Board of Trustees of the Trust recently approved a new subadvisory agreement with Victory Capital Management Inc. (Victory Capital) with respect to the Portfolio due to the planned acquisition of RS Investment Management Co. LLC (RS Investments) from The Guardian Life Insurance Company of America®. The acquisition of RS Investments is currently scheduled to be completed on or about July 29, 2016 or shortly thereafter and will result in the automatic termination of the subadvisory agreement with RS Investments with respect to the Portfolio.

To reflect this change, the Summary Prospectus is revised as follows, effective July 29, 2016:

I.	All references and information pertaining to RS Investments are hereby deleted from the Summary Prospectus.

II.	The table in the “MANAGEMENT OF THE PORTFOLIO” section of the Summary Prospectus is hereby revised by replacing the reference pertaining to RS Investments with Victory Capital Management Inc. and adding the following footnote pertaining to Victory Capital below the table:

* Victory Capital Management Inc. assumed subadviser responsibilities for a portion of the assets of the Portfolio on or about July 29, 2016.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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